UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 16, 2019

PARKE BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

New Jersey	0-51338	65-1241859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Delsea Drive, Washington Township, New Jersey		08080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (856) 256-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

PARKE BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 16, 2019, the Company held its annual meeting of shareholders at which the following items were voted on.

(1) Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Dr. Edward Infantolino (2 years)	5,939,837	794,407	2,076,111
Fred G. Choate (3 years)	5,332,033	1,402,211	2,076,111
Jeffrey H. Kripitz (3 years)	6,074,130	660,114	2,076,111
Jack C. Sheppard, Jr. (3 years)	6,592,942	141,302	2,076,111

There were no abstentions in the election of directors.

(2) Ratification of appointment of RSM US LLP as independent auditors for the fiscal year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes
8,749,852	58,351	2,132	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKE BANCORP, INC.

Date: April 16, 2019	By:	/s/ John F. Hawkins
John F. Hawkins
Senior Vice President and
Chief Financial Officer
(Duly Authorized Representative)